UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 26, 2006


                             UNIONBANCAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


       DELAWARE                   001-15081                     94-1234979
       --------                   ---------                     ----------
(State of Incorporation)  (Commission File Number)            (IRS Employer
                                                            Identification No.)


                              400 California Street
                          SAN FRANCISCO, CA 94104-1302
               (Address of principal executive offices) (Zip Code)

                               TEL. (415) 765-2969
               Registrant's telephone number, including area code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On July 26, 2006, Murray H. Dashe and Mohanbir S. Gyani, new non-employee directors of UnionBanCal Corporation, received grants of restricted stock units under the Year 2000 UnionBanCal Corporation Management Stock Plan (the "Plan") equal to $110,000 as calculated based on the Fair Market Value (as defined in the Plan) of UnionBanCal common stock as of July 26, 2006. These grants of restricted stock units consist of a Regular Grant and an Initial Grant (as such terms are defined in the form of restricted stock unit agreement), each equal to $55,000 as calculated based on the Fair Market Value of UnionBanCal common stock on July 26, 2006, which shall vest as follows: the Regular Grant shall vest in full on the first anniversary of the date of grant, and the Initial Grant shall vest in equal 1/3 installments on each of the first three anniversaries of the date of grant. The form of restricted stock unit agreement for new non-employee directors of UnionBanCal Corporation was filed as an exhibit to UnionBanCal Corporation's July 1, 2006 Form 8-K.

5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         (d) ELECTION OF DIRECTORS.

         Effective July 26, 2006, Murray H. Dashe was elected a Director of UnionBanCal Corporation and a Director of Union Bank of California, N.A. and a member of the Board's Audit Committee and Corporate Governance Committee. Mr. Dashe, 64, is retired from Cost Plus, Inc., where he served as Chairman, CEO and President from February 1998 to March 2005. Mr. Dashe is a Director of Longs Drug Stores Corporation.

         Effective July 26, 2006, Mohanbir S. Gyani was elected a Director of UnionBanCal Corporation and a Director of Union Bank of California, N.A. and a member of the Board's Executive Compensation & Benefits Committee and Finance & Capital Committee. Mr. Gyani, 55, has been Vice Chairman of Roamware, Inc., a provider of voice and data roaming solutions, since December 2005, where he served as CEO & Chairman from May 2005 to December 2005. Prior to this, Mr. Gyani served as President and CEO of AT&T Wireless Mobility Services from March 2000 to January 2003 and Senior Advisor of AT&T Wireless Group from January 2003 to December 2004. Mr. Gyani is a Director of Safeway, Inc., Keynote Systems Incorporated and SiRF Technology Holdings, Inc.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   July 26, 2006


                             UNIONBANCAL CORPORATION


                             By: /s/ JOHN H. MCGUCKIN, JR.
                                --------------------------
                                John H. McGuckin, Jr.
                                EVP, GENERAL COUNSEL & SECRETARY
                                (DULY AUTHORIZED OFFICER)